                                  UNITED STATES
                        SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN CONSENT STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                  LUBY'S, INC.
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                (Name of Registrant as Specified in Its Charter)

                STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
                                   PARCHE, LLC
                           RCG STARBOARD ADVISORS, LLC
                          RAMIUS CAPITAL GROUP, L.L.C.
                                C4S & CO., L.L.C.
                                 PETER A. COHEN
                                 MORGAN B. STARK
                               JEFFREY M. SOLOMON
                                THOMAS W. STRAUSS
                                 STEPHEN FARRAR
                               MATTHEW Q. PANNEK,
                                 WILLIAM J. FOX
                                 BRION G. GRUBE
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FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY  VALID OMB
CONTROL NUMBER.

                                       2

        Starboard  Value and  Opportunity  Master  Fund Ltd.  ("Starboard"),  an
affiliate of Ramius Capital Group, L.L.C. ("Ramius Capital"),  together with the other participants  named herein,  intends to make a preliminary filing with the
Securities  and  Exchange  Commission  ("SEC")  of  a  proxy  statement  and  an accompanying  proxy card to be used to  solicit  votes for the  election  of its nominees at the 2008 annual meeting of shareholders of Luby's,  Inc., a Delaware corporation (the "Company").

        Item 1: On  October  17,  2007,  Starboard  issued the  following  press release:

FOR IMMEDIATE RELEASE

              RAMIUS CAPITAL DISCLOSES NOMINATION OF FOUR DIRECTOR
                        CANDIDATES FOR LUBY'S, INC. BOARD

  PROPOSES SLATE OF INDEPENDENT NOMINEES WITH RESTAURANT INDUSTRY AND CORPORATE
    FINANCE EXPERIENCE TO STRENGTHEN THE BOARD AND OVERSEE EXPANSION STRATEGY

NEW YORK - OCTOBER 17, 2007 - Starboard Value and Opportunity  Master Fund Ltd.,
an affiliate of RCG Starboard  Advisors,  LLC and Ramius Capital  Group,  L.L.C.
(collectively,  "Ramius"), today announced that it has nominated a slate of four independent  candidates  for election to the Board of Directors of Luby's,  Inc.
("Luby's" or the "Company")  (NYSE: LUB) at the Company's 2008 Annual Meeting of
Shareholders.  Ramius,  which beneficially owns approximately 7.1% of the common stock of Luby's,  detailed  its  intention  in a written  notice to the Board of
Directors of Luby's.

Ramius believes that its nominees will strengthen the quality of Luby's Board by
adding  valuable  restaurant  industry  and  corporate  finance  expertise.   In
addition,  Ramius  believes  that its  nominees  can prove  valuable  in helping management  evaluate  and execute on its new growth  strategy,  explore  various strategic and financing  alternatives to enhance  shareholder  value, and ensure that the Company is being run solely for the benefit of all Luby's shareholders.

Ramius  Partner   Jeffrey  C.  Smith  said,   "As  Luby's  largest   independent
shareholder, we firmly believe the Company is undervalued.  While we are excited about the potential growth prospects for the business,  we believe the board can be strengthened to enable a higher  probability of the most successful  outcome.
To this end, Ramius has nominated four independent,  experienced  restaurant and
corporate  finance  industry   professionals  to  assist  Luby's  in  maximizing
shareholder value. Our independent  nominees are well qualified to help evaluate and  then  oversee  all  available  opportunities  while  ensuring  that  Luby's maintains an appropriate  capital structure and real estate portfolio.  They are committed to acting solely in the best interests of all Luby's shareholders."

Ramius' four independent nominees,  none of whom come from Ramius, together form an experienced  team that intends to focus on unlocking value for the benefit of all Luby's shareholders. They are:

Stephen Farrar          Stephen Farrar (age 57) served as Senior Vice President,
                        Western Region of Wendy's International, Inc. (NYSE: WEN)
                        from 1992 until September 2006.  From March 1998 to June
                        1999, Mr. Farrar also acted as Regional Vice President of
                        Wendy's Pacific International Region.  Mr. Farrar joined
                        Wendy's in 1980 and has held various executive positions,
                        including Division Vice President, Texas Division
                        (1987-1992), Regional Vice President, Franchise
                        Operations (1983-1987) and Regional Director, Company
                        Operations (1981-1983). Prior to joining Wendy's, Mr.
                        Farrar served as President and Owner of Restaurant
                        Profitability Analysts, a restaurant consulting firm
                        (1979-1980) and President of Pelican's Restaurants, a
                        casual dining chain (1976-1978). Mr. Farrar served on the
                        Board of Directors of Pasta Pomodoro, a California and
                        Arizona restaurant chain, from 2005-2006. Mr. Farrar
                        attended the University of Texas at Arlington, where he
                        studied business pre-law.

William J. Fox          William J. Fox (age 51) is currently a business advisor
                        and strategy consultant.  From August 2006 until
                        September 2007, Mr. Fox was Executive Chairman of the
                        Board and a director (since December 2004) of Nephros,
                        Inc. (AMEX: NEP), a medical device company.  From October
                        2004 until May 2006, Mr. Fox was Vice Chairman of
                        Barrington Capital and several of its affiliates, a group
                        of equity investment funds.  Until December 2006, Mr. Fox
                        had been a member of the Barrington Advisory Board since
                        the founding of Barrington Funds in 1999.  From October
                        2004 until May 2006, Mr. Fox served as President, Chief
                        Executive Officer and a director of LQ Corporation
                        (formerly OTCBB: LQCI, now merged into Sielox, Inc.), a
                        marketer of commercial and government security solutions,
                        and from December 2004 until May 2006, Mr. Fox served as
                        President, Chief Executive Officer and a director of
                        Dynabazaar Inc. (OTCBB: FAIM), now Sielox, Inc. (OTCBB:
                        SLXN.OB), which was formerly engaged in online auctions
                        of surplus assets.  From November 2005 until May 2006,
                        Mr. Fox also served as a member of the Executive
                        Committee of Register.com (Cayman) L.P., a provider of
                        domain name registration and Internet services.  From
                        February 1999 until October 2004, Mr. Fox served as
                        Chairman, President, Chief Executive Officer and a
                        director of AKI, Inc. ("AKI"), a marketing and
                        interactive advertising company, and during that time,
                        Mr. Fox also served as President, Chief Executive Officer
                        and a director of AKI Holding Corp., the parent of AKI.
                        Prior to joining AKI, Mr. Fox served as
                        President-Strategic & Corporate Development of Revlon
                        Worldwide, Inc., Chief Executive Officer of Revlon
                        Technologies, Inc., Senior Executive Vice President of
                        Revlon, Inc. and Senior Vice President of MacAndrews &
                        Forbes Holdings Inc. ("MacAndrews").  Mr. Fox joined

                        MacAndrews in 1983 and held various senior executive
                        positions in MacAndrews and in several of its
                        subsidiaries and affiliates, including Revlon, Inc.,
                        Brooks Drugs, The Coleman Company, First Gibraltar Bank
                        Holdings, Wilbur Chocolate, New World Entertainment and
                        Technicolor Inc.  Mr. Fox has also served as a director
                        of several public companies, including Loehmann's Holding
                        Inc. (formerly NASD:LHMS) where he was Co-Chairman of the
                        Board (October 2000 through October 2004), MM Companies
                        Inc. (now George Foreman Enterprises Inc.) (2003-2004),
                        Revlon, Inc. (NYSE:REV) (1996-1999) and the Hain Food
                        Group where he was Vice Chairman of the Board (NASD:HAIN)
                        (1996-1999).  Mr. Fox received a B.B.A. (magna cum laude)
                        in Public Accounting from Pace University Lubin School
                        and an M.B.A. (with distinction) in Public Accounting
                        from Pace University Graduate School.  Mr. Fox is also a
                        Certified Public Accountant.

Brian G. Grube          Brian Grube (age 56) served as Chief Executive Officer
                        and President of Baja Fresh Mexican Grill, a subsidiary
                        of Wendy's International, Inc. (NYSE: WEN), from 2005 to
                        2006.  From 2004 to 2005, Mr. Grube served as Chief
                        Executive Officer and President of Cafe Express, also a
                        subsidiary of Wendy's, and as Executive Vice President of
                        Wendy's International Division.  Mr. Grube joined Wendy's
                        in 1990 and has held various executive positions,
                        including Senior Vice President of the International
                        Division from (2001-2004), Senior Vice President of
                        Wendy's Restaurants of Canada (1993-2001) and a Division
                        Vice President in Virginia (1990-1993).  Mr. Grube
                        previously was a Division Vice President for Imperial
                        Savings Association (1998-1990) and a Senior Vice
                        President of Operations for Globe Glass Inc./US Auto
                        Glass Centers, a private auto glass company (1987-1988).
                        Mr. Grube also spent 13 years with Pizza Hut, Inc.
                        (1975-1987) in various management roles, including region
                        manager, Director of Systems Development, District
                        Manager, Area Manager and Restaurant Manager.  Mr. Grube
                        served on the Board of Directors of Pasta Pomodoro from
                        2003 to 2004.  Mr. Grube has a Bachelor of Science Degree
                        in Social Studies from Millersville University.

Matthew Q. Pannek       Matthew Q. Pannek (age 40) served as President and Chief
                        Executive Officer of Magic Brands, LLC and Fuddruckers,
                        Inc., which owns and franchises restaurant chains under
                        the Fuddruckers and Koo Koo Roo brands, from May 2006
                        until August 2007.  Mr. Pannek served as Chief Financial
                        Officer of Fuddruckers, Inc. from February 2005 to May
                        2006.  From 1999 to February 2005, Mr. Pannek served as
                        Director of Accounting/Finance and Director of Investor
                        Relations of Brinker International, Inc. (NYSE:EAT),

                        which owns and franchises casual dining chains, including
                        Chili's, On the Border Mexican Grill and Cantina,
                        Maggiano's Little Italy, and Romano's Macaroni Grill.
                        Prior to joining Brinker, Mr. Pannek served as Chief
                        Financial Officer of Aaron Brothers, Inc., a subsidiary
                        of Michaels Stores, Inc. (NYSE: MIK), a retailer of arts
                        and crafts materials, from 1996 to 1998, and as
                        Acquisition & Capital Placement Manager of Maverick
                        Capital Equity Partners, a consulting firm affiliated
                        with Aaron Brothers, Inc., from 1995 to 1996. From 1987
                        to 1995, Mr. Pannek served as Vice President of Corporate
                        Operations & Finance of MJDesigns, Inc., an arts and
                        crafts retailer and original founder of Michaels Stores.
                        Mr. Pannek has served as a member of the Board of
                        Directors of Fuddruckers, Inc., King Cannon, Inc.,
                        Atlantic Restaurant Ventures, Inc. and Aaron Brothers,
                        Inc.  Mr. Pannek received a B.A. in Finance from the
                        University of North Texas.

ABOUT RAMIUS CAPITAL GROUP, L.L.C.

Ramius Capital Group is a registered  investment  advisor that manages assets of approximately  $9.6 billion in a variety of alternative  investment  strategies.
Ramius  Capital  Group is  headquartered  in New York with  offices  located  in
London, Tokyo, Hong Kong, Munich, and Vienna.

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Starboard Value and Opportunity Master Fund Ltd., an affiliate of Ramius Capital
Group,  L.L.C.  ("Ramius  Capital"),  together with the other participants named herein,  intends to make a preliminary  filing with the  Securities and Exchange
Commission  ("SEC") of a proxy  statement and an  accompanying  proxy card to be used to  solicit  votes for the  election  of its  nominees  at the 2008  annual meeting of shareholders of Luby's, Inc., a Delaware corporation (the "Company").

RAMIUS  CAPITAL  ADVISES  ALL  SHAREHOLDERS  OF THE  COMPANY  TO READ THE  PROXY
STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME  AVAILABLE  BECAUSE THEY WILL
CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS  WILL BE AVAILABLE AT NO
CHARGE  ON  THE  SEC'S  WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATION  WILL  PROVIDE  COPIES  OF  THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS' PROXY SOLICITOR,  INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE
NUMBER: (877) 800-5185.

The  participants in the proxy  solicitation are Starboard Value and Opportunity
Master Fund Ltd., a Cayman Islands exempted company ("Starboard"),  Parche, LLC, a Delaware limited liability company ("Parche"),  RCG Starboard Advisors, LLC, a
Delaware  limited  liability  company ("RCG  Starboard"),  Ramius Capital Group,
L.L.C., a Delaware limited  liability  company  ("Ramius  Capital"),  C4S & Co.,
L.L.C., a Delaware limited liability company ("C4S"),  Peter A. Cohen, Morgan B.

Stark, Thomas W. Strauss, Jeffrey M. Solomon, Stephen Farrar, Matthew Q. Pannek,
William J. Fox and Brion G. Grube (the "Participants").

Starboard  beneficially  owns  1,566,180  shares of Common Stock of the Company.
Parche  beneficially owns 298,320 shares of Common Stock of the Company.  As the investment manager of Starboard and the managing member of Parche, RCG Starboard may be deemed to  beneficially  own the 1,566,180  shares of Common Stock of the
Company owned by Starboard and the 298,320 shares of Common Stock of the Company owned by Parche.  As the sole  member of RCG  Starboard,  Ramius  Capital may be deemed to beneficially  own the 1,566,180  shares of Common Stock of the Company owned by Starboard  and the 298,320  shares of Common Stock of the Company owned by  Parche.  As the  managing  member  of Ramius  Capital,  C4S may be deemed to beneficially  own the  1,566,180  shares of Common Stock of the Company owned by
Starboard and the 298,320 shares of Common Stock of the Company owned by Parche.

As the managing  members of C4S, each of Mr. Cohen,  Mr. Stark,  Mr. Strauss and
Mr.  Solomon may be deemed to  beneficially  own the 1,566,180  shares of Common
Stock of the Company owned by Starboard  and the 298,320  shares of Common Stock of the Company owned by Parche.

None of Mr. Farrar,  Mr. Pannek,  Mr. Fox and Mr. Grube directly owns any shares of Common Stock of the Company.  Each of Mr. Farrar, Mr. Pannek, Mr. Fox and Mr.
Grube, by virtue of his status as a director nominee of Starboard, may be deemed to beneficially own the 1,566,180 shares of Common Stock of the Company owned by
Starboard and the 298,320 shares of Common Stock of the Company owned by Parche.
Each of Mr.  Farrar,  Mr.  Pannek,  Mr. Fox and Mr. Grube  disclaims  beneficial ownership of such Shares.

                                      # # #

CONTACT:

Media & Shareholders:
Sard Verbinnen & Co.
Dan Gagnier or Renee Soto, 212-687-8080